NET LEASE OFFICE PROPERTIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The pro forma consolidated balance sheet for Net Lease Office Properties (the “Company, “NLOP,” “we” or “us”) as of September 30, 2025 has been prepared as if the significant disposition of the property leased to KBR, Inc. in Houston, Texas, during the first quarter of 2026 (noted herein) had occurred as of September 30, 2025. Our pro forma consolidated statements of operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024 have been prepared based on our historical financial statements as if the significant disposition during the first quarter of 2026 had occurred on January 1, 2024. Pro forma adjustments are intended to reflect the estimated effect of the disposition of the property leased to KBR, Inc. described in Note 2. In our opinion, all adjustments necessary to reflect the effects of this disposition have been made.

The pro forma consolidated financial information for the nine months ended September 30, 2025 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2025. The pro forma consolidated financial information for the year ended December 31, 2024 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2024. This pro forma information is presented for informational purposes only and does not purport to be indicative of our financial results as if the transaction reflected herein had occurred on the date disclosed above or been in effect during the periods indicated above, nor are they necessarily indicative of our financial position or results of operations of future periods. The provisional accounting for the disposition is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma consolidated financial information.
Exhibit 99.1 – 1

NET LEASE OFFICE PROPERTIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2025
(in thousands, except share and per share amounts)

	NLOP Historical	KBR, Inc. Disposition	(Notes)	Pro Forma
Assets
Investments in real estate:
Land, buildings and improvements	$477,947	$(49,372)	(a)	$428,575
In-place lease intangible assets and other	185,125	(81,140)	(a)	103,985
Above-market rent intangible assets	26,188	(13,567)	(a)	12,621
Investments in real estate	689,260	(144,079)		545,181
Accumulated depreciation and amortization	(266,244)	73,678	(a)	(192,566)
Assets held for sale, net	27,399	—		27,399
Net investments in real estate	450,415	(70,401)		380,014
Cash and cash equivalents	38,689	65,426	(b)	104,115
Restricted cash	2,442	—		2,442
Other assets, net	31,005	(9,355)	(a)	21,650
Total assets	$522,551	$(14,330)		$508,221
Liabilities and Equity
Non-recourse mortgages, net	$47,120	$—		$47,120
Accounts payable, accrued expenses and other liabilities	38,468	(11,525)	(a)	26,943
Below-market rent intangible liabilities, net	2,743	—		2,743
Total liabilities	88,331	(11,525)		76,806
Commitments and contingencies

Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued
Common stock, $0.001 par value, 45,000,000 shares authorized; 14,814,075 shares issued and outstanding	15	—		15
Additional paid-in-capital	855,813	—		855,813
Distributions in excess of accumulated earnings	(425,576)	(2,805)	(c)	(428,381)
Total shareholders’ equity	430,252	(2,805)		427,447
Noncontrolling interests	3,968	—		3,968
Total equity	434,220	(2,805)		431,415
Total liabilities and equity	$522,551	$(14,330)		$508,221

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements
Exhibit 99.1 – 2

NET LEASE OFFICE PROPERTIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2025
(in thousands, except share and per share amounts)

	NLOP Historical	KBR, Inc. Disposition	(Notes)	Pro Forma
Revenues
Lease revenues	$78,999	$(21,885)	(d); (e)	$57,114
Other lease-related income	9,172	(1,921)	(d)	7,251
	88,171	(23,806)		64,365
Operating Expenses
Impairment charges — real estate	133,629	(81,565)	(d)	52,064
Depreciation and amortization	28,390	(6,777)	(d)	21,613
Reimbursable tenant costs	17,608	(7,496)	(d)	10,112
Property expenses, excluding reimbursable tenant costs	6,632	(2,511)	(d)	4,121
General and administrative	5,609	—		5,609
Asset management fees	3,590	(826)	(d)	2,764
	195,458	(99,175)		96,283
Other Income and Expenses
Loss on sale of real estate, net	(27,952)	—		(27,952)
Interest expense	(11,803)	—	(f)	(11,803)
Other gains and (losses)	2,109	—		2,109
	(37,646)	—		(37,646)
Loss before income taxes	(144,933)	75,369		(69,564)
Provision for income taxes	(212)	7	(d)	(205)
Net Loss	(145,145)	75,376		(69,769)
Net income attributable to noncontrolling interests	(64)	—		(64)
Net Loss Attributable to NLOP	$(145,209)	$75,376		$(69,833)

Basic and Diluted Loss per Share	$(9.80)			$(4.71)
Weighted-Average Shares Outstanding
Basic and Diluted	14,814,075			14,814,075

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements
Exhibit 99.1 – 3

NET LEASE OFFICE PROPERTIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2024
(in thousands, except share and per share amounts)

	NLOP Historical	KBR, Inc. Disposition	(Notes)	Pro Forma
Revenues
Lease revenues	$128,857	(30,198)	(d); (e)	$98,659
Income from finance leases	89	—		89
Other lease-related income	13,301	(2,651)	(d)	10,650
	142,247	(32,849)		109,398
Operating Expenses
Impairment charges — real estate	78,237	—		78,237
Depreciation and amortization	56,696	(9,580)	(d)	47,116
Reimbursable tenant costs	26,520	(10,999)	(d)	15,521
Property expenses, excluding reimbursable tenant costs	10,901	(3,341)	(d)	7,560
General and administrative	7,502	—		7,502
Asset management fees	6,243	(1,102)	(d)	5,141
Separation and distribution related costs and other	16	—		16
	186,115	(25,022)		161,093
Other Income and Expenses
Interest expense	(67,962)	—	(f)	(67,962)
Gain on sale of real estate, net	20,216	(2,805)	(g)	17,411
Other gains and (losses)	(2,154)	—		(2,154)
	(49,900)	(2,805)		(52,705)
Loss before income taxes	(93,768)	(10,632)		(104,400)
Provision for income taxes	2,382	3	(d)	2,385
Net Loss	(91,386)	(10,629)		(102,015)
Net income attributable to noncontrolling interests	(85)	—		(85)
Net Loss Attributable to NLOP	$(91,471)	$(10,629)		$(102,100)

Basic and Diluted Loss per Share	$(6.18)			$(6.90)
Weighted-Average Shares Outstanding
Basic and Diluted	14,789,514			14,789,514

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements
Exhibit 99.1 – 4

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The pro forma consolidated balance sheet as of September 30, 2025 and the pro forma consolidated statement of operations for the nine months ended September 30, 2025 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2025. The pro forma consolidated statement of operations for the year ended December 31, 2024 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

Note 2. Pro Forma Adjustments

KBR, Inc. Disposition

On January 15, 2026, we completed the disposition of the office building leased to KBR, Inc. in Houston, Texas, to an unaffiliated third party for a contractual sales price of $66.0 million and net proceeds of approximately $65.4 million.

Balance Sheet Adjustments

(a)These adjustments represent the elimination of the carrying value of the assets and liabilities of the property leased to KBR, Inc.

(b)This adjustment represents the net proceeds received from the disposition of the property leased to KBR, Inc.

(c)    This adjustment represents the pro forma loss on sale of real estate. The actual loss on sale of real estate recorded upon completion of this disposition may differ materially from the pro forma loss on sale of real estate as a result of events that occurred during the fourth quarter of 2025.

Statements of Operations Adjustments

(d)    These adjustments represent the elimination of the revenue and expenses of the property leased to KBR, Inc. that were recorded during the nine months ended September 30, 2025 and the year ended December 31, 2024.

(e)    Adjustment for the nine months ended September 30, 2025 includes (i) $15.9 million of contractual base rent, (ii) $7.5 million of reimbursable tenant costs, (iii) $(0.9) million of above-market rent intangible asset amortization, and (iv) $(0.6) million of straight-line rent adjustments. Adjustment for the year ended December 31, 2024 includes (i) $21.2 million of contractual base rent, (ii) $11.0 million of reimbursable tenant costs, (iii) $(1.2) million of above-market rent intangible asset amortization, and (iv) $(0.8) million of straight-line rent adjustments.

(f)    The property leased to KBR, Inc. served as one of the properties in a pool of collateral for a $335.0 million senior secured mortgage loan (which was fully repaid in December 2024) and a $120.0 million mezzanine loan facility (which was fully repaid in April 2025). No pro forma adjustment to Interest expense is included, since the repayment of the senior secured mortgage loan and mezzanine loan facility were associated with dispositions of other properties serving as collateral and not directly attributable to the disposition of the property leased to KBR, Inc.

(g)    This adjustment represents the pro forma loss on sale of real estate and has been presented as if the disposition of the property leased to KBR, Inc. had occurred on January 1, 2024. The actual loss on sale of real estate recorded upon completion of this disposition may differ materially from the pro forma loss on sale of real estate as a result of events that occurred during the fourth quarter of 2025.
Exhibit 99.1 – 5